General	12 Months Ended
Dec. 31, 2020
Disclosure of general [abstract]
GENERAL

Note 1: - General

a.	General description of the Company and its activity

Kamada Ltd. (“the Company”) is a plasma-derived biopharmaceutical company focused on orphan indications, with an existing marketed product portfolio and a late-stage product pipeline. The Company uses its proprietary platform technology and know-how for the extraction and purification of proteins from human plasma to produce Alpha-1 Antitrypsin (AAT) in a highly-purified, liquid form, as well as other plasma-derived immune globulins. The Company’s flagship product is Glassia® (“Glassia”), the first liquid, ready-to-use, intravenous plasma-derived AAT product approved by the U.S. FDA. The Company markets Glassia in the U.S. through a strategic partnership with Takeda Pharmaceuticals Company Limited (“Takeda”) and in other counties through local distributors. The Company’s second leading product is KamRab®, a rabies immune globulin (Human) for post-exposure prophylaxis against rabies infection. KamRab is FDA approved and is being marketed in the U.S. under the brand name KedRab through a strategic partnership with Kedrion S.p.A (“Kedrion”). In addition to Glassia and KedRab, the Company has a product line of four other plasma-derived pharmaceutical products administered by injection or infusion, that are marketed through distributors in more than 15 countries, including Israel, Russia, Brazil, India and other countries in Latin America and Asia. The Company has late-stage products in development, including an inhaled formulation of AAT for the treatment of AAT deficiency. In addition, the Company’s intravenous AAT is in development for other indications, such as GvHD and prevention of lung transplant rejection, and during 2020, the Company initiated the development of a plasma derived immunoglobulin (IgG) product as a potential treatment for coronavirus disease (COVID-19). The Company leverages its expertise and presence in the plasma-derived protein therapeutics market by distributing more than 20 complementary products in Israel that are manufactured by third parties.

Pursuant to the agreement with Takeda (as detailed on Note 17) the Company will continue to produce Glassia for Takeda through 2021. Takeda will complete the technology transfer of Glassia, and pending FDA approval, will initiate its own production of Glassia for the U.S. market in 2021. Accordingly, following the transition of manufacturing to Takeda, the Company will terminate the manufacturing and sale of Glassia to Takeda resulting in a significant reduction in revenues. Pursuant to the agreement, upon initiation of sales of Glassia manufactured by Takeda, Takeda will pay royalties to the Company at a rate of 12% on net sales through August 2025, and at a rate of 6% thereafter until 2040, with a minimum of $5 million annually, for each of the years from 2022 to 2040.

The Company’s activity is divided into two operating segments:

Proprietary Products	Development, manufacturing, sales and distribution of plasma-derived protein therapeutics.
Distribution	Distribute imported drug products in Israel, which are manufactured by third parties.

b.	The Company’s securities are listed for trading on the Tel Aviv stock exchange and on the NASDAQ.

The Company has four wholly-owned subsidiaries – Kamada Inc, Kamada Plasma LLC (wholly owned by Kamada Inc), Kamada Ireland limited and Kamada Biopharma Limited which as of December 31, 2021 are not active. In addition the Company owns 74% of Kamada Assets Ltd (“Kamada Assets”).

c.	Effects of the COVID-19 Outbreak:

Following the global COVID-19 outbreak, there has been a decrease in economic activity worldwide, including Israel. The spread of the COVID-19 pandemic led, inter alia, to a disruption in the global supply chain, a decrease in global transportation, restrictions on travel and work that were announced by the State of Israel and other countries worldwide as well as a decrease in the value of financial assets and commodities across all markets in Israel and the world.

The Company’s business activity and commercial operation were affected by these factors, and the Company has taken several actions to ensure its manufacturing plant remains operational with limited disruption to its business continuity. The Company increased its inventory levels of raw materials through its suppliers and service providers to appropriately manage any potential supply disruptions and secure continued manufacturing. In addition, the Company is actively engaging its freight carriers to ensure inbound and outbound international delivery routes remain operational and identify alternative routes, if needed. The Company expedited shipments of certain of its products to its customer to minimize any potential shortages.

The Company is complying with the State of Israel mandates and recommendations with respect to its work-force management and currently maintains the work-force levels required to support its ongoing commercial operations. The Company has taken several precautionary health and safety measures to safeguard its employees and continues to monitor and assess orders issued by the State of Israel and other applicable governments to ensure compliance with evolving COVID-19 guidelines.

While COVID-19 related disruption had various effect on the Company’s business activities, commercial operation, revenues and operational expenses, as a results of the actions taken by the Company to date, its overall results of operations for the year ended December 31, 2020 were not materially affected however, a number of factors, including but not limited to, continued effect of the factors mentioned above as well as, continued demand for the Company’s products, including GLASSIA and KEDRAB, in the U.S. market and its distributed products in Israel, financial conditions of the Company’s customer, suppliers and services providers, the Company’s ability to manage operating expenses, additional competition in the markets that the Company competes, regulatory delays, prevailing market conditions and the impact of general economic, industry or political conditions in the U.S., Israel or otherwise, may have an effect on the Company’s future financial position and results of operations.

The financial impact of these factors cannot be reasonably estimated at this time due to substantial uncertainty but may materially affect our business, financial condition and results of operations. The Company assess the impact of the COVID-19 in a number of possible scenarios and concluded that there are no uncertainties that may cast significant doubt on its ability to continue as a going concern or affect significantly on the Company liquidity.

d.	Definitions

In these Financial Statements –

The Company	-	Kamada Ltd.
The Group	-	The Company and its subsidiaries.
Subsidiary	-	A company which the Company has a control over (as defined in IFRS 10) and whose financial statements are consolidated with the Company’s Financial Statements.
Related parties	-	As defined in International Accounting Standard (“IAS”) 24.
USD/$	-	U.S. dollar.
NIS	-	New Israeli Shekel
EUR	-	Euro